Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-Q of NightFood Holdings, Inc. for the fiscal year ending June 30, 2015, I, Sean Folkson, Chief Executive Officer of NightFood Holdings, Inc.., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K for the fiscal year ended June 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the fiscal year ending June 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of NightFood Holdings, Inc.

September 30, 2015	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer (Principal Executive, Financial and Accounting Officer)